Balanced Portfolio – RAIBX

SUMMARY PROSPECTUS

Balanced Portfolio – RAIBX
Institutional Shares

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.rainierfunds.com.  You may also obtain this information at no cost by calling (800) 248-6314.  The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Balanced Portfolio (the “Portfolio”) seeks to provide investors with a balance of long-term capital appreciation and current income.

Fees and Expenses of the Portfolio
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Portfolio.

Shareholder Fees (fees paid directly from your investment)	none
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	none
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.87%

Example
This example is intended to help you compare the cost of investing in shares of the Balanced Portfolio with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

Portfolio Turnover
The Balanced Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Balanced Portfolio’s turnover rate was 84.74% of the average value of its portfolio.

Principal Investment Strategies
The Balanced Portfolio invests primarily in a diversified portfolio of common stock of companies traded in the U.S. and investment-grade fixed-income securities (including convertible bonds) and cash equivalent securities.  A portion of these investment-grade fixed-income securities may also include mortgage-related securities (representing interests in pools of mortgage loans) and asset-backed securities (representing interests in other types of loans, such as those on motor vehicles or credit cards). Investment-grade fixed-income securities are generally considered to be those rated Baa3 or better by Moody’s Investor Services, Inc. (“Moody’s”), or BBB- or better by Standard & Poor’s Ratings Group (“S&P”) and Fitch Ratings (“Fitch”). The Portfolio may invest in bonds of any maturity but will on average have a dollar-weighted maturity between three and ten years. The Advisor seeks to provide long-term capital appreciation and income with less return variability and risk than that of the stock market. The Portfolio’s assets will be allocated among equity, fixed-income and short-term cash-equivalent securities. Equity securities will normally constitute from 40% to 70% of the Portfolio’s net assets. Fixed-income securities will normally represent from 30% to 55% of the Portfolio’s net assets. Cash-equivalent securities will normally constitute from 0% to 35% of the Portfolio’s net assets. The Advisor utilizes an approach of “strategic” long-term asset allocation, where the equity allocation remains between 45% and 65% unless extreme short-term market conditions indicate a more cautious or aggressive allocation. Aggressive market timing and shifts over 5% are avoided. Although the Portfolio does not expect to maintain significant positions in such securities on a normal basis, the Balanced Portfolio may invest up to 25% of its assets in foreign securities.  These include U.S. dollar denominated securities of foreign issuers and securities of foreign issuers that are listed and traded on a domestic national securities exchange.  Currently, the Advisor intends to invest only in U.S. dollar denominated securities of foreign issuers or American Depositary Receipts (“ADRs”).

The stock portion of the Portfolio invests primarily in the common stock of large-capitalization companies traded in the U.S. with the prospects of strong earnings growth and attractive overall business fundamentals, selling at attractive valuations. The stock portion of the Portfolio may also invest to a lesser extent in small- and mid-capitalization companies traded in the U.S. with these same prospects. The Advisor refers to the equity selection philosophy as Growth at a Reasonable Price (GARP). The Advisor considers the sale of a specific common stock when fundamentals deteriorate, when a stock reaches or surpasses its price target or when better opportunities are perceived in alternative stocks.  The Advisor may sell a fixed-income security if the security has been downgraded or when it is swapped for a more attractive security.

Principal Investment Risks
Since the Portfolio is invested in common stocks and fixed-income securities whose prices change daily, there is the risk that an investor could lose money. A rise in interest rates may cause the Portfolio’s shares to decline in value. Generally, longer-term bonds are more sensitive to interest rate changes than shorter-term bonds. Some mortgage-related securities may also fall in value because increased principal prepayments can occur when interest rates decline or because of defaults or weakness in the real estate market. Also, the value of any of the Portfolio’s investments may decline in response to events affecting the issuer or its credit rating. Like all managed funds, there is a risk that the Advisor’s strategy for managing the Portfolio may not achieve the desired results or may be less effective than other strategies in a particular market environment. Investments in securities of small- and medium-size companies involve greater risk of loss than investing in larger companies, and their prices can change more frequently and dramatically. Investments in foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices.  Growth stocks may fall out of favor with investors.  High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions and dealer mark-ups and other transaction costs.  This may also result in adverse tax consequences for shareholders.

Performance
The following performance information provides some indication of the risks of investing in the Balanced Portfolio.  The bar chart below illustrates how the Portfolio’s total returns have varied from year to year.  The performance figures include the performance of the Portfolio’s Original Shares for periods prior to the inception date of the Portfolio’s Institutional Shares, which was May 2, 2002.  The Original Shares commenced on May 10, 1994, and they impose higher expenses than that of the Institutional Shares.  The table below illustrates how the Portfolio’s average annual total returns for the 1-year, 5-year and 10-year periods compare with a domestic broad-based market index, secondary index provided as a bond market measure, and a third index calculated by the Advisor provided as a blend of the equity and bond market.  The Portfolio’s performance before and after taxes is not necessarily an indication of how the Portfolio will perform in the future.  Updated performance is available on the Advisor’s website at www.rainierfunds.com.

BALANCED PORTFOLIO
CALENDAR-YEAR TOTAL RETURNS (%)
The year-to-date total return as of June 30, 2010 for the Portfolio was -3.74%.

Best Quarter:+10.20%(third quarter, 2009)
Worst Quarter:-14.26%(fourth quarter, 2008)

AVERAGE ANNUAL TOTAL RETURNS as of Dec. 31, 2009
	1 Year	5 Years	10 Years
Balanced Portfolio
Return before taxes	18.67%	2.57%	1.91%
Return after taxes on distributions	18.14%	1.18%	0.85%
Return after taxes on distributions and sale of fund shares	12.31%	1.88%	1.26%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%
Barclays Capital U.S. Intermediate Gov’t/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	4.66%	5.92%
Balanced Index (reflects no deduction for fees, expenses or taxes)	17.83%	2.33%	1.95%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher for certain figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

Investment Advisor
Rainier Investment Management, Inc.®.

Portfolio Managers
The Portfolio is team-managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
Daniel M. Brewer, CFA	Senior Portfolio Manager	2000
Mark W. Broughton, CFA	Senior Portfolio Manager	2002
Stacie L. Cowell, CFA	Senior Portfolio Manager	2006
Mark H. Dawson, CFA	Senior Portfolio Manager	1996
Andrea L. Durbin, CFA	Senior Portfolio Manager	2007
Matt. R. Kennedy, CFA	Senior Portfolio Manager	2008
James R. Margard, CFA	Chief Investment Officer	Inception (1994)
Peter M. Musser, CFA	Senior Portfolio Manager	Inception (1994)

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 248-6314 or through a financial intermediary.  The minimum initial investment in the Portfolio is $100,000. Additional investments may be made at any time with $1,000 or more.

Tax Information
The Portfolio’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Tax-deferred accounts will be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer, intermediary or your financial advisor to recommend the Portfolio over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.